Request for Enrollment in The MEDLEY[Registration Mark] Program
                                                 Return all copies to Prudential

Program:  / / TDA   Type of Contribution:  / / Employee Elective
          / / DCP                          / / Employer
          / / IRA                          / / After Tax
                                           / / Rollover
Please print

GA   / / / / / / /                __________________________   / / / / / / /
     Group Annuity Contract No.         Employer's Name        Employer No.(s)


1. PARTICIPANT DATA                            Participant's Social Security No.
----------------------------------------------    / / / /   / / /   / / / / /
     First          M.I.         Last

Name                                           Participant's Date
----------------------------------------------    of Birth                Sex
     Number & Street                            / / /   / / /   / / /   / /  / /
                                                 Mo.     Day     Yr.     M    F
Address
----------------------------------------------
Use this line if more space is needed
                                                           Date Employed:
----------------------------------------------         / / /   / / /   / / /
                                                        Mo.     Day     Yr.
City                 State    Zip Code
----------------------------------------------

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2. CONTRIBUTION DATA               INVESTMENT DIRECTIONS

                                   Until further notice, my contributions should be invested as follows:

                                   Guaranteed Interest Account         / / / / %
 Amount Per Pay Period             Capital Growth Account (VCA-10)     / / / / %
 / / / / / / /   / / /             Money Market Account (VCA-11)       / / / / %
    dollars      cents             Stock Index Portfolio (VCA-24)      / / / / %
                                   Common Stock Portfolio (VCA-24)     / / / / %
    Beginning Date                 Bond Portfolio (VCA-24)             / / / / %
 / / /   / / /   / / /             Aggressively Managed Flexible
  Mo.     Day     Yr.                Portfolio (VCA-24)                / / / / %
                                   Conservatively Managed Flexible
 Rollover Contribution               Portfolio (VCA-24)                / / / / %
 / / / / / / /   / / /             Government Securities Portfolio
    dollars      cents               (VCA-24)                          / / / / %
                                   Global Equity Portfolio (VCA-24)    / / / / %

                                 Use whole numbers only -- Total Must Equal 100%
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YOU MAY DECLINE TO FURNISH ANY OR ALL OF THE PERSONAL AND FINANCIAL DATA
REQUESTED

3. PERSONAL AND FINANCIAL DATA

  Marital Status ______  Last Years Household Income ________ Total Debt ______
  No. of Dependents _________   Savings _____________________
  Age of Dependents _________   Life Insurance ______________
                    _________   Security Holdings____________
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4. Beneficiary Designation - Please refer to the attached Beneficiary
   Designation form which must be completed.
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I authorize Prudential to establish an account for me under The Prudential contract(s) issued in connection with my employer's retirement program. I affirm that this Request for Enrollment was accompanied by a prospectus describing the available variable investment accounts (including information about sales expenses and other charges), unless my employer's retirement program limits my participation in the MEDLEY Program to investments in the Guaranteed Interest Account. Unless I subsequently elect an earlier settlement date and/or form of settlement, The Prudential is to apply my account(s) on the last distribution date allowed under federal law to provide for me an immediate Fixed Dollar Life Annuity with 120 Payments certain.

Signature of Participant ______________________________  Date __________________

DO NOT WRITE BELOW THIS LINE
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Enrolling Representative ______________________________________________________
                           Please Print      Number     Signature of      Date
                          (Initials and                   Enrolling
                           last name)                  Representative

Program Representative   ______________________________________________________
                           Please Print      Number     Signature of      Date
                          (Initials and                    Program
                           last name)                  Representative

Signature of Home Office
  Representative         _________________________ Date of Enrollment _________
                                                   Beneficiary Code ___________

             Request for Enrollment in The MEDLEY[Registration Mark]
                          Tax Deferred Annuity Program
                                                 Return all copies to Prudential

Type of Contribution:  / / Employee Elective
                       / / Employer
                       / / After Tax
                       / / Rollover
Please print

GA   / / / / / / /                __________________________   / / / / / / /
     Group Annuity Contract No.         Employer's Name        Employer No.(s)


1. PARTICIPANT DATA                            Participant's Social Security No.
----------------------------------------------    / / / /   / / /   / / / / /
     First          M.I.         Last

Name                                           Participant's Date
----------------------------------------------    of Birth                 Sex
     Number & Street                            / / /   / / /   / / /   / /  / /
                                                 Mo.     Day     Yr.     M    F
Address
----------------------------------------------
Use this line if more space is needed
                                                           Date Employed:
----------------------------------------------         / / /   / / /   / / /
                                                        Mo.     Day     Yr.
City                 State    Zip Code
----------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

2. CONTRIBUTION DATA               INVESTMENT DIRECTIONS

                                   Until further notice, my contributions should be invested as follows:

                                   Guaranteed Interest Account         / / / / %
 Amount Per Pay Period             Capital Growth Account (VCA-10)     / / / / %
 / / / / / / /   / / /             Money Market Account (VCA-11)       / / / / %
    dollars      cents             Stock Index Portfolio (VCA-24)      / / / / %
                                   Common Stock Portfolio (VCA-24)     / / / / %
    Beginning Date                 Bond Portfolio (VCA-24)             / / / / %
 / / /   / / /   / / /             Aggressively Managed Flexible
  Mo.     Day     Yr.                Portfolio (VCA-24)                / / / / %
                                   Conservatively Managed Flexible
 Rollover Contribution               Portfolio (VCA-24)                / / / / %
 / / / / / / /   / / /             Government Securities Portfolio
    dollars      cents               (VCA-24)                          / / / / %
                                   Global Equity Portfolio (VCA-24)    / / / / %

                                 Use whole numbers only -- Total Must Equal 100%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

3. Beneficiary Designation - Please refer to the attached Beneficiary Designation form which must be completed.
-------------------------------------------------------------------------------

I authorize Prudential to establish an account for me under The Prudential contract(s) issued in connection with my employer's retirement program. I affirm that this Request for Enrollment was accompanied by a prospectus describing the available variable investment accounts (including information about sales expenses and other charges), unless my employer's retirement program limits my participation in the MEDLEY Program to investments in the Guaranteed Interest Account. I acknowledge that I have read and understand the Internal Revenue Code
Section 403(b)(11) withdrawal restrictions which are outlined in the withdrawal of contributions section of the prospectus. I understand that these withdrawal restrictions do not hinder my ability to make transfers among the available MEDLEY investment options or to other accounts permitted under the Code. Unless I subsequently elect an earlier settlement date and/or form of settlement, The Prudential is to apply my account(s) on the last distribution date allowed under federal law to provide for me an immediate Fixed Dollar Life Annuity with 120 Payments certain provided that I do not have a spouse at the time of distribution or, if I have a spouse at the time, he/she has consented in writing in accordance with the requirements of the Internal Revenue Code to such a form of settlement. If I have a spouse at distribution time who has not previously duly waived his/her rights, The Prudential will provide for me and my spouse a 50% Joint and Survivor Fixed Dollar Annuity at distribution.



Signature of Participant ______________________________  Date _________________

DO NOT WRITE BELOW THIS LINE
-------------------------------------------------------------------------------
Enrolling Representative ______________________________________________________
                           Please Print      Number     Signature of      Date
                          (Initials and                   Enrolling
                           last name)                  Representative

Program Representative   ______________________________________________________
                           Please Print      Number     Signature of      Date
                          (Initials and                    Program
                           last name)                  Representative

Signature of Home Office
  Representative         _________________________ Date of Enrollment _________
                                                   Beneficiary Code ___________